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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           July 2, 2001 (July 2, 2001)
               (Date of Report (date of earliest event reported))

                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                      1-10308                06-0918165
  (State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        9 West 57th Street
            New York, NY                                          10019
(Address of principal executive office)                         (Zip Code)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)

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Item 5. Other Events

This Current Report on Form 8-K of the Company is being filed to make available pro forma financial data giving effect to the following transactions for the year ended December 31, 2000 and the quarter ended March 31, 2001: the acquisition of Avis Group Holdings, Inc., which closed on March 1, 2001 and various finance-related activities which occurred during the first quarter of 2001, including issuances of debt and equity securities and the conversion of the PRIDES to equity securities.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired

            The Financial Statements of Avis Group Holdings, Inc. are incorporated by reference from Avis Group Holdings, Inc. Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, previously filed with the Commission on March 28, 2001 and May 15, 2001, respectively, and incorporated by reference herein.

      (b)   Pro Forma Financial Information

            See Exhibit 99.1 attached hereto for Pro Forma Financial Information giving effect to the acquisition of Avis Group Holdings, Inc. and various finance-related activities which occurred during the first quarter of 2001.

      (c)   Exhibits

            See Exhibit Index.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CENDANT CORPORATION


                                         /s/ Kevin M. Sheehan
                                         ------------------------
                                         Kevin M. Sheehan
                                         Senior Executive Vice President and
                                         Chief Financial Officer


                                         /s/ Tobia Ippolito
                                         ------------------------
                                         Tobia Ippolito
                                         Executive Vice President, Finance and
Date: July 2, 2001                       Chief Accounting Officer

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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit
   No.            Description
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23.1              Consent of Deloitte & Touche LLP, relating to Avis Group
                  Holdings, Inc.

99.1              Pro Forma Financial Information (unaudited)